SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

SEMITOOL, INC.
(Exact Name of Registrant as Specified in its Charter)

MONTANA
(State or Other Jurisdiction of Incorporation)

0-25424	81-0384392
(Commission File Number)	(I.R.S. Employer Identification No.)

655 West Reserve Drive, Kalispell, MT 59901
(Address of Principal Executive Offices) (Zip Code)

(406) 752-2107
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits

Exhibits

     Exhibit 99.1     Transmittal Letter
     Exhibit 99.2     Certification of Raymon F. Thompson, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350.
     Exhibit 99.3     Certification of William A. Freeman, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9.     Regulation FD Disclosure

Registrant filed as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 13, 2002, the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                                              Signatures

                                            SEMITOOL, INC.
                                            (Registrant)

Date: August 13, 2002               By:   /s/Raymon F. Thompson
                                          --------------------------------------
                                          Raymon F. Thompson
                                          Chief Executive Officer

Exhibit Index

Exhibit No.          Description

99.1          Transmittal Letter
99.2          Certification of Raymon F. Thompson, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350.
99.3          Certification of William A. Freeman, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Exhibit 99.1

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C. 20549

Re:     Semitool, Inc.
          Quarterly Report on Form 10-Q
          For the Quarterly Period ended June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                            Very Truly Yours,
                                            Semitool, Inc.

                                    By:   /s/Raymon F. Thompson
                                          --------------------------------------
                                          Raymon F. Thompson
                                          Chief Executive Officer

Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Semitool, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Raymon F. Thompson, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 13, 2002               By:   /s/Raymon F. Thompson
                                          --------------------------------------
                                          Raymon F. Thompson
                                          Chief Executive Officer

Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Semitool, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, William A. Freeman, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 12, 2002               By:   /s/William A. Freeman
                                          --------------------------------------
                                          William A. Freeman
                                          Chief Financial Officer